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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) FEBRUARY 10, 1999
                                                 -----------------

                             MCA FINANCIAL CORP.
               --------------------------------------------------
               (Exact Name of Registrant as specified in charter)



       Michigan                     33-98644               38-3014001
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(State or other jurisdic-         (Commission            (IRS Employer
 tion of incorporation)           File Number)         Identification No.)

24700 Northwestern 7th Floor, Southfield, Michigan      48075
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(Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code  (248) 358-5555
                                                   ----------------


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(Former name or former address, if changed since last report.)
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Item 3.   Bankruptcy or Receivership

On February 10, 1999, MCA Financial Corp. (The "Company") filed a voluntary petition under Chapter 11 of the U.S. Bankruptcy Reform Act of 1978 (the "act"). The petition was filed in the United States Bankruptcy Court for the Eastern District of Michigan (Southern Division). B.N. Bahadur has been named as the conservator of the Company in possession subject to the supervision and orders of the court.
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        Pursuant to the requirements of the Securities and Exchange Act of
1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                MCA Financial Corp.
                                                (Registrant)

                                                By:  /s/ B.N. Bahadur
                                                ---------------------

                                                Name: B.N. Bahadur
                                                ---------------------

                                                Title: Conservator
                                                ---------------------

Dated: February 24, 1999